UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 8, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  1-15062                    13-4099534
          --------                  -------                    ----------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     Adelphia Plan of Reorganization and Disclosure Statement

     As previously reported, on April 21, 2005, Time Warner Inc., a Delaware corporation (the "Company"), and Comcast Corporation, a Pennsylvania corporation ("Comcast"), announced that they and certain of their respective subsidiaries and affiliates had entered into definitive agreements relating to the acquisition of substantially all the assets of Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), and certain other transactions described in the Current Report on Form 8-K dated April 20, 2005 and filed by the Company with the Securities and Exchange Commission (the "SEC") on April 21, 2005 (collectively, the "Transactions"). In connection with the Transactions, Adelphia and Time Warner NY Cable LLC, a Delaware limited liability company ("TW NY") and a subsidiary of the Company and Time Warner Cable Inc., a Delaware corporation ("TW Cable"), entered into the Asset Purchase Agreement, dated as of April 20, 2005 (the "Purchase Agreement"). As previously reported, on June 25, 2005 Adelphia and certain of its subsidiaries filed the Debtors' Second Amended Joint Plan of Reorganization and the related Second Amended Disclosure Statement with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). In addition, on September 28, 2005 Adelphia and certain of its subsidiaries filed the Debtors' Third Amended Joint Plan of Reorganization and the related Third Amended Disclosure Statement with the Bankruptcy Court, and on November 8, 2005 they filed a draft of the proposed Debtors' Fourth Amended Joint Plan of Reorganization (the "Plan") and the related draft of the proposed Fourth Amended Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court.

     The Disclosure Statement contains certain information regarding TW Cable and its affiliates, including without limitation, certain (i) historical financial information of TW Cable (including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" related thereto);
(ii) pro forma historical financial information (the "Pro Forma Historical Information") and pro forma projections, including capitalization projections (the "Projections"), each of which gives effect to the Transactions; (iii) information relating to certain of the Transactions to be entered into among TW Cable and its affiliates and Comcast and its affiliates; and (iv) risk factors relating to the Transactions and TW Cable and its affiliates (collectively, the "TW Cable Information"). The purpose of this Current Report on Form 8-K is to furnish pursuant to Regulation FD as an exhibit solely those portions of the Disclosure Statement that contain the TW Cable Information. Such portions of the Disclosure Statement are incorporated by reference as Exhibit 99.1. This Current Report on Form 8-K is not intended to be a solicitation of any stakeholders of Adelphia to vote with respect to the Plan or the Transactions.

     Readers should be cautioned that the information presented in the Pro Forma Historical Information and the Projections should not be viewed as indicative of the future financial condition or operating results of the Company's cable segment or TW Cable after giving effect to the Transactions and, in the case of the Pro Forma Historical Information, does not include incremental capital costs or synergies. Therefore, such information should not be used for investment purposes. The Pro Forma Historical Information and the Projections have been included in the Disclosure Statement for informational purposes in order to assist the stakeholders of Adelphia in connection with their vote on the Plan. Accordingly, these documents contain information that may be different from that required in financial statements and reports filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and such information might not be indicative of the financial condition or operating results of TW Cable or the Company's cable segment that would be reflected in financial statements or reports filed pursuant to the Securities Act or the Securities Exchange Act. In addition, independent accountants have not examined, compiled or applied agreed upon procedures to the Pro Forma Historical Information or the Projections. Therefore, the Pro Forma Historical Information and the Projections may be subject to further reconciliation and adjustments.

     The Pro Forma Historical Information has been derived from the historical consolidated financial statements of TW Cable (including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" related thereto) and Adelphia and the notes thereto, included as exhibits to the Disclosure Statement (collectively, the "Historical Financial Information"), as well as information provided by Comcast relating to certain of its operations (the "Comcast Information"). The Pro Forma Historical Information is subject to the assumptions, qualifications and explanations set forth in the Disclosure Statement and the other information presented in the Disclosure Statement and should be read in conjunction with the Historical Financial Information, as well as those assumptions, qualifications, explanations and other information. The Company and TW Cable have assumed, without independent verification, that the information provided by each of Adelphia and Comcast is true and correct.

     The Projections also have been derived from the Historical Financial Information and the Comcast Information and
should be read in conjunction with the assumptions, qualifications and explanations set forth in the Disclosure Statement, the Historical Financial Information, the Pro Forma Historical Financial Information and the other information contained in the Disclosure Statement. The Projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond the control of the Company, TW Cable, Adelphia and their respective affiliates. Accordingly, there can be no assurance that the assumptions made in preparing the Projections will prove accurate, and actual results may be materially greater or lower than those contained in the Projections. The Company and TW Cable believe that the assumptions underlying the Projections, when considered on an overall basis, are reasonable in light of the circumstances when they were made. However, in no way does the Company or TW Cable undertake to update or otherwise revise the Projections to reflect circumstances existing after the date as of which the Projections were made or to reflect the occurrence of future events should any or all of the assumptions underlying the Projections change or be shown to be in error. In light of the uncertainties inherent in forward-looking information of any kind, readers are cautioned against reliance on such information. See "Caution Concerning Forward-Looking Statements" below.

     The TW Cable Information contains non-GAAP financial measures, including pro forma historical and forward-looking financial measures. Pursuant to the requirements of Regulation G, the Company has provided within the TW Cable
Information, where practicable, reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures.

     The information included in this report, including the TW Cable Information attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.


Item  9.01  Financial Statements and Exhibits.




Exhibit             Description
-------             -----------

99.1* The following sections of the draft of the proposed Fourth Amended Disclosure Statement filed by Adelphia Communications Corporation and certain of its subsidiaries with the United States Bankruptcy Court for the Southern District of New York on November 8 , 2005, which are incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Adelphia (Commission File No. 0-16014) on November 10, 2005:

                        o The second paragraph of the "Introductory Note;"
                        o Section II.D, titled "Summary - Brief Description
                          of TWC;"
                        o Section II.E.2, titled "Summary - Selected Historical
                          and Pro Forma Financial Data - Selected Historical and Pro Forma Financial Data of TWC;"
                        o Section VI.C, titled "The Sale Transaction and the
                          TWC/Comcast Transactions - TWC/Comcast Agreements;"
                        o Section VI.D, titled "The Sale Transaction and the
                          TWC/Comcast Transactions - Regulatory Approvals;"
                        o Section VII, titled "Description of TWC;"
                        o Section VIII.A, titled "Unaudited Pro Forma Condensed
                          Combined Historical Financial Information - Basis of Presentation;"
                        o Schedules 1 and 2 to Section VIII.C, titled "Unaudited
                          Pro Forma Condensed Combined Historical Financial Information -


---------------------------
* Defined terms used in Exhibit 99.1, to the extent not defined therein, shall have the meanings given to them in the Disclosure Statement.

                          Financial Statements" and the subsection titled "Reconciliation of OIBDA to Operating Income and Income Before Discontinued Operations and
                          Cumulative Effect of Accounting Change" preceding such Schedules 1 and 2;
                        o Section VIII.D, titled "Unaudited Pro Forma Condensed
                          Combined Historical Financial Information - Notes to Unaudited Pro Forma Condensed Combined Historical Financial Information;"
                        o Section IX, titled "TWC Projections;"
                        o The fifth risk factor in Section XI.A, titled "Risk
                          Factors - Risk Factors Relating to the Chapter 11 Cases;"
                        o The first, fifth and sixth risk factors in Section
                          XI.B, titled "Risk Factors - Risk Factors Relating to the Sale Transaction;"
                        o Section XI.C, titled "Risk Factors - Risk Factors
                          Relating to the Business of TWC;"
                        o The second, sixth, eighth and ninth risk factors in
                          Section XI.D, titled "Risk Factors - Risk Factors Relating to the Value of the TWC Class A Common Stock;"
                       o Section XI.E, titled "Risk Factors - Risk Factors Relating to the TWC/Comcast Transactions;" and
                       o Exhibit G to the Disclosure Statement, titled "Consolidated Financial Statements of TWC and Management's Discussion and Analysis of Results of Operations and Financial Condition."

     Caution Concerning Forward-Looking Statements

     This  document  includes  certain  forward-looking  statements  within  the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the Transactions involving Adelphia, Comcast, the Company, and TW Cable and its subsidiaries ("TWC"), including future financial and operating results, the plans, objectives, expectations and intentions of the Company and TWC, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of the Company and TWC, and are subject to uncertainty and changes in circumstances.

     The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to the bankruptcy court approval process, regulatory review and approval processes, changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the businesses of the Company and the assets to be acquired in the Transactions. More detailed information about certain of these and other factors may be found in filings by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q, in the sections entitled "Risk Factors and Caution Concerning Forward-Looking Statements." In addition, the Disclosure Statement contains sections describing, among others, risks associated with the Transactions and risks to TWC's business described in the fifth risk factor in Section XI.A, titled "Risk Factors - Risk Factors Relating to the Chapter 11 Cases," the first, fifth and sixth risk factors in
Section XI.B, titled "Risk Factors - Risk Factors Relating to the Sale Transaction," Section XI.C, titled "Risk Factors - Risk Factors Relating to the Business of TWC," the second, sixth, eighth and ninth risk factors in Section XI.D, titled "Risk Factors - Risk Factors Relating to the Value of the TWC Class A Common Stock" and Section XI.E, titled "Risk Factors - Risk Factors Relating to the TWC/Comcast Transactions." In particular, the following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approval of the Transactions on the proposed terms and anticipated schedule; the possible failure of the  stakeholders  of  Adelphia  to approve  the Plan;  the  possible failure of the Plan to be confirmed by the bankruptcy court; the inability to complete some or all of the components of the Transactions, including the possibility that the Adelphia acquisition could occur without the planned redemptions and/or the exchanges with Comcast, that the sale of certain systems described in the Disclosure Statement may be delayed or fail to be consummated, or that the expanded transaction with TW NY described in the Disclosure Statement may occur in lieu of Comcast's acquisition of certain of Adelphia's assets; the risk that the acquired assets will not be integrated successfully into TWC's business; the risk that the anticipated cost savings and any other anticipated synergies from the Transactions may not be fully realized by TWC or may take longer to realize than expected; the Transactions and related activities making it more difficult for TWC's management to maintain its focus on relationships with customers, employees or programming providers; changes in or deterioration of Adelphia's business during the pendency of the Transactions, including as a result of its continued operations while in bankruptcy; the effects of government regulation, including the actions of local cable franchising authorities; the availability of financing; and the actions of Adelphia's and TWC's competitors and their effect on pricing, spending, third-party relationships and revenues. Many of these factors are outside the control of the Company and TWC. The Company and TWC are under no obligation to, and expressly disclaim any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TIME WARNER INC.


                                             By: /s/ Wayne H. Pace
                                                --------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


  Date:  November 10, 2005

                                  EXHIBIT INDEX




Exhibit             Description
------              -----------

99.1* The following sections of the draft of the proposed Fourth Amended Disclosure Statement filed by Adelphia Communications Corporation and certain of its subsidiaries with the United States Bankruptcy Court for the Southern District of New York on November 8, 2005, which are incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Adelphia (Commission File No. 0-16014) on November 10, 2005:

                        o The second paragraph of the "Introductory Note;"
                        o Section II.D, titled "Summary - Brief Description
                          of TWC;"
                        o Section II.E.2, titled "Summary - Selected
                          Historical and Pro Forma Financial Data - Selected Historical and Pro Forma Financial Data of TWC;"
                        o Section VI.C, titled "The Sale Transaction and the
                          TWC/Comcast Transactions - TWC/Comcast Agreements;"
                        o Section VI.D, titled "The Sale Transaction and the
                          TWC/Comcast Transactions - Regulatory Approvals;"
                        o Section VII, titled "Description of TWC;"
                        o Section VIII.A, titled "Unaudited Pro Forma Condensed
                          Combined Historical Financial Information - Basis of Presentation;"
                        o Schedules 1 and 2 to Section VIII.C, titled "Unaudited
                          Pro Forma Condensed Combined Historical Financial Information - Financial Statements" and the subsection titled "Reconciliation of OIBDA to Operating Income and Income Before Discontinued Operations and Cumulative Effect of Accounting Change" preceding such Schedules 1 and 2;
                        o Section VIII.D, titled "Unaudited Pro Forma Condensed
                          Combined Historical Financial Information - Notes to Unaudited Pro Forma Condensed Combined Historical Financial Information;"
                        o Section IX, titled "TWC Projections;"
                        o The fifth risk factor in Section XI.A, titled "Risk
                          Factors - Risk Factors Relating to the Chapter 11 Cases;"
                        o The first, fifth and sixth risk factors in Section
                          XI.B, titled "Risk Factors - Risk Factors Relating to the Sale Transaction;"
                        o Section XI.C, titled "Risk Factors - Risk Factors
                          Relating to the Business of TWC;"
                        o The second, sixth, eighth and ninth risk factors in
                          Section XI.D, titled "Risk Factors - Risk Factors Relating to the Value of the TWC Class A Common Stock;"
                        o Section XI.E, titled "Risk Factors - Risk Factors
                          Relating to the TWC/Comcast Transactions;" and
                        o Exhibit G to the Disclosure Statement, titled
                          "Consolidated Financial Statements of TWC and Management's Discussion and Analysis of Results of Operations and Financial Condition."


----------------------------
* Defined terms used in Exhibit 99.1, to the extent not defined therein, shall have the meanings given to them in the Disclosure Statement.